UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22911

Reality Shares ETF Trust
(Exact name of registrant as specified in charter)

402 West Broadway, Suite 2800
San Diego, CA 92101
(Address of principal executive offices) (Zip code)

Eric R. Ervin
c/o Reality Shares Advisors, LLC
402 West Broadway, Suite 2800
San Diego, CA 92101
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 487-1445

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Reality Shares DIVS ETF (DIVY)
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
Reality Shares DIVCON Dividend Defender ETF (DFND)
Reality Shares DIVCON Dividend Guard ETF (GARD)
Reality Shares NASDAQ NexGen Economy ETF (BLCN)

Annual Report
October 31, 2019
Important Notice
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://realityshares.com/materials, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (855) 595-0240.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (855) 595-0240 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.
The financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
Not FDIC Insured • No Bank Guarantee • May Lose Value
ALPS Distributors, Inc., distributor.

Letter to Shareholders (Unaudited)
Dear Shareholder:
The U.S. equity market is now on track to add one more year to the already record 9-year bull run. The global markets have succumbed to above average volatility as of late, inflicted by headlines of tariffs and the ongoing trade war. Despite the global macro uncertainty, positive catalysts such as corporate earnings and interest rate cuts from the Federal Reserve continue to buoy the market.
According to Standard & Poor’s, 2019 looks to bring another corporate dividend payout record, positively impacting our dividend-focused exchange-traded funds (ETFs). For the S&P 500, 2019 would mark the 10th year of increased dividend payments and the eighth consecutive year of record dividend payments.1 Corporate earnings are once again a strong driver of dividend flows to shareholders. Looking forward, we believe the high-quality companies identified and selected by Reality Shares proprietary DIVCON2 dividend health scoring methodology will continue to raise dividends, making them particularly attractive in rising rate environments.
BLCN,3 our ETF launched in partnership with the Nasdaq Stock Market in 2018 focused on identifying leading blockchain-related efforts expended by a wide range of global companies, had a successful year as innovative and practical applications for the technology continue to grow in many commercial sectors.
Given the current political, economic, and financial backdrop underpinning the market, volatility will most likely persist. However, as we look forward to 2020, we will continue to offer a suite of investment products that potentially fit different sleeves of a broadly diversified investment portfolio. We are focused on providing investors with access to forward-looking dividend growth and exposure to what we believe are the promising developments within blockchain technology.
Thank you for your confidence in Reality Shares.
Sincerely,
Eric R. Ervin
President and CEO Reality Shares, Inc.
The views in this letter were those of the Fund manager as of the date of the letter and may not necessarily reflect his views as of Annual Report publication date or anytime thereafter.
1
S&P Global, Howard Silverblatt, October 4, 2019
2
DIVCON is a proprietary dividend health rating system developed by Reality Shares
3
BLCN represents the Reality Shares Nasdaq NexGen Economy ETF
1

Management Discussion of Fund Performance
(Unaudited) October 31, 2019
Reality Shares DIVS ETF (DIVY)
The Reality Shares DIVS ETF (DIVY) actively targets long-term capital appreciation generated by dividend growth expectations of some of the largest companies in the U.S., while also attempting to do so with lower relative volatility and lower market correlation. For the 12-months ended October 31, 2019, the Fund’s net asset value (NAV) return of 1.53% underperformed the 11.51% return of the Barclay’s U.S. Aggregate Bond Index1 and the HFRX Global Hedge Fund Index,2 which returned 3.53%. Much of this underperformance was attributable to the widespread market selloff that occurred in December 2018, and since then, the Fund has recovered, though still shows potential for additional recovery going forward.
As of October 31, 2019, the S&P 5003 dividend swap market was pricing in just 1.7% annual growth for 2019 to 2023.4 However, the long-term S&P 500 dividend growth rate has averaged 6.5% return per annum (1973-2019), this could be an opportunity as dividend swaps reprice their expectations for dividend growth higher. Dividend swaps allow an investor to take a view on the future of dividend growth. In addition, according to Standard & Poor’s, 2019 looks to reach another record in corporate dividend payouts, positively impacting our dividend-focused exchange-traded funds (ETFs). For the S&P 500, 2019 would mark the 10th year of increased dividend payments and the eighth consecutive year of record dividend payments.5
For the third year in a row, DIVY’s overall performance was enhanced by a strong showing in the Financial Sector. Many large cap national and regional bank stocks increased their dividend payouts during the third quarter after passing stress tests lending to stock performance predicated on a vibrant outlook for lending activities driven by the overall strength in the U.S. economy. Retail and consumer stocks also boosted overall market dividend growth attributed to positive consumer sentiment on spending enabled by record low unemployment numbers. Since the fund’s inception on December 18, 2014 through October 31, 2019, DIVY has an annualized 3.98% NAV return, compared to the Barclays U.S. Aggregate Bond Index at 3.19%, and the HRFX Global Hedge Fund Index at 1.13% for the same period.
Looking forward, portfolio management believes DIVY is well positioned to benefit from continued strong dividend growth expectations as the driver of future potential investment returns.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2019
		Since Inception (December 18, 2014)
Fund
NAV Return	1.53%	3.98%
Market Price	2.13%	4.06%
Index
Barclays US Aggregate Bond Index	11.51%	3.19%
HRFX Global Hedge Fund Index	3.53%	1.13%
S&P 500 Total Return Index	14.33%	11.05%
2 Reality Shares ETF Trust

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
 Reality Shares ETF Trust 3

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
The Reality Shares DIVCON Leaders Dividend ETF (LEAD) seeks to invest in large-cap U.S. companies with the highest likelihood of implementing forward dividend increases as rated by the Reality Shares DIVCON6 dividend health scoring system. These companies often have strong balance sheets and other positive fundamental factors that contribute to overall dividend health. For the 12 months ending October 31, 2019, the LEAD ETF generated a NAV return of 15.95%, outperforming the 14.33% return of the S&P 500 Total Return Index.3 New highs in earnings and dividend payouts in the companies included in LEAD’s benchmark Index drove performance during the period. In the last 12 months, the LEAD ETF portfolio exhibited a median annual dividend growth rate of 18.4%, compared to just 8.5% for the S&P 500.
It is our belief that stocks with higher rates of dividend growth also have the potential to be reflective of higher earnings growth. Following recent history, sectors like Information Technology and Consumer Discretionary recorded improving rates of dividend growth, buoyed by a strong and improving U.S. economy, and as a result drove strong absolute returns for LEAD. With its rules-based index methodology based on DIVCON, LEAD has little exposure to the sectors with tepid outlooks for dividend increases. Focusing on companies that exhibit strong dividend growth, LEAD has performed relatively in-line with the S&P 500 with no exposure to some of the more high-profile technology stocks that pay no regular dividends.
Looking ahead, the portfolio management team believes that earnings growth for the S&P 500 Index companies will continue to be strong into 2020, and that dividend growth in these large-cap stocks can potentially follow. The U.S. equity market and overall corporate business environment continue to exhibit resilience and growth. In this economic scenario we believe high quality companies (as indicated by DIVCON) in the LEAD ETF are well positioned to perform, as LEAD’s investment portfolio seeks to deliver the highest quality dividend growers.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2019
		Since Inception (January 6, 2016)
Fund
NAV Return	15.95%	12.74%
Market Price	14.78%	12.65%
Index
DIVCON Leaders Dividend Index	16.43%	13.35%
S&P 500 Total Return Index	14.33%	13.59%
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
4 Reality Shares ETF Trust

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
Reality Shares DIVCON Dividend Defender ETF (DFND)
The Reality Shares DIVCON Dividend Defender ETF (DFND) utilizes a hedged-equity portfolio comprised of long and short stock positions. DFND’s rules-based investment strategy invests 75% of its portfolio market value in large-cap stocks with the highest probability for dividend increases within a year, as analyzed and rated by the Reality Shares DIVCON dividend health scoring system. The remaining 25% of the portfolio market value is a short position7 in U.S. large cap stocks with the highest probability of cutting their dividends within a year, as measured by DIVCON.
During the 12-month period ending October 31, 2019, the Fund generated a NAV return of 12.22%, compared to the HRFX Equity Hedge Index8 at 3.18%. Currently, the Fund’s 3-to-1 long/short hedged strategy includes sector overweight long positions in Financials and Consumer Discretionary, while seeking additional return through short positions in companies included in the Energy and Utilities sectors. In the last 12 months, the DFND ETF long portfolio exhibited a median annual dividend growth rate of 18.4%, while the short portfolio exhibited 0% dividend growth. For comparison, the S&P 500 dividend growth was 8.5%.
Because of the long and short nature of the fund, DFND strives to provide more stable returns with lower volatility and lower correlation to the broad market. Looking forward, portfolio management believes the combination of the long and short positions in DFND could help lend stability to returns in an environment of continued market volatility. Several financial analysts now believe more days of greater volatility are on the horizon, potentially fitting well with DFND’s long/short hedged investment strategy.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2019
		Since Inception (January 14, 2016)
Fund
NAV Return	12.22%	7.49%
Market Price	12.61%	7.55%
Index
DIVCON Dividend Defender Index	12.32%	7.97%
S&P 500 Total Return Index	14.33%	15.61%
HFRX Equity Hedged Index	3.18%	3.09%
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
 Reality Shares ETF Trust 5

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
Reality Shares DIVCON Dividend Guard ETF (GARD)
The Reality Shares DIVCON Dividend Guard ETF (GARD) delivered positive results during the 12-month period ending October 31, 2019 as the Fund benefited from its long positions. Because the Fund has the ability to dynamically adjust its portfolio exposure based on equity market strength as measured by the Reality Shares Guard Indicator, it can offer an additional layer of risk management if volatility increases.9 If the Guard Indicator signals a weak market, the Fund’s long position is reduced to 50% of the portfolio’s value, while the remaining 50% is allocated to short positions in U.S large-cap stocks. For the full period, GARD generated NAV returns of 5.76%.
The Fund’s predictive, rules-based strategy will switch to a hedged strategy should the risk of broad market declines emerge owing to market or other events. GARD’s dynamic portfolio hedge was in place until April 2019, when it moved to long only through October, taking advantage of market gains during those six months.
With its current long position in stocks, GARD’s high quality companies have potential to deliver attractive relative results over the near-term, while the dynamic market hedge deploys a 50% short portfolio of the lowest rated DIVCON stocks to help mitigate potential future market weakness.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2019
		Since Inception (January 14, 2016)
Fund
NAV Return	5.76%	1.89%
Market Price	5.46%	1.86%
Index
DIVCON Dividend Guard Index	5.90%	2.54%
S&P 500 Total Return Index	14.33%	15.61%
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
6 Reality Shares ETF Trust

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
Reality Shares Nasdaq NexGen Economy ETF (BLCN)
The Reality Shares Nasdaq NexGen Economy ETF (ticker: BLCN), which launched Jan. 17, 2018, seeks to identify global companies that are actively developing, researching or utilizing blockchain technologies. For the 12-months ended October 31, 2019, the BLCN NAV generated a return of 15.24%, outperforming the MSCI ACWI Total Return Index,10 which returned 12.59%.
Strong earnings from large U.S. companies, a robust economy, and a growing number of innovative and practical applications for blockchain technology manifesting in many commercial sectors helped lift BLCN during the period.
BLCN’s underlying portfolio companies are implementing and developing blockchain technologies that have the potential to drive longer-term economic results. BLCN’s portfolio managers believe that prospects for long-term growth in companies utilizing blockchain technologies are strong, as evidenced by the many global players that are implementing innovative applications of the technology. BLCN utilizes the Reality Shares Blockchain Score11 methodology to seek companies that may benefit most from investments in blockchain technology, evaluated on several factors including direct economic impact and research and development investment. As the first passively managed exchange-traded fund investing in blockchain-related companies, BLCN seeks and invests in these innovative companies around the world deploying varying business models and use cases for blockchain technology.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2019
		Since Inception (January 17, 2018)
Fund
NAV Return	15.24%	1.37%
Market Price	14.27%	1.03%
Index
NASDAQ Blockchain Economy NTR Index	15.74%	1.63%
MSCI ACWI Total Return Index	12.59%	2.10%
 Reality Shares ETF Trust 7

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (continued)
Footnotes
1
Barclays U.S. Aggregate Bond Index measures the performance of the total U.S. investment-grade bond market. One cannot invest directly in an index.

2
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index includes multiple investment strategies that employ sophisticated quantitative techniques, and that maintain positions in equity derivative securities and other instruments. One cannot invest directly in an index.

3
S&P 500 Index is a broad stock market index of 500 large companies based on market capitalization. S&P 500 Total Return Index is the S&P 500 Index with dividends reinvested.

4
Based on S&P 500 dividend swap prices as of October 31, 2019, aggregated by Bloomberg from dealer quotes.

5
S&P Global, Howard Silverblatt, October 4, 2019. S&P 500 Index tracks the 500 largest companies based on market capitalization. One cannot invest directly in an index.

6
DIVCON® is a dividend health rating system created by Reality Shares Advisors, LLC which assesses the likelihood that companies will grow or cut their dividends.

7
A short, or short stock position, is a directional trading or investment strategy where the shares of borrowed stock are sold in the open market, with the belief that the security’s price will decline, enabling it to be bought back at a lower price to make a profit.

8
HFRX Equity Hedge Index tracks equity hedge strategies that employ sophisticated quantitative techniques. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. One cannot invest directly in an index.

9
The Guard Indicator is a quantitative tool gauging market strength by comparing technical trends in market price and volatility to historical averages.

10
MSCI ACWI Total Return Index captures large and mid-cap representation across 23 developed markets and 24 emerging markets countries. One cannot invest directly in an index.

11
The Reality Shares Blockchain Score® methodology is a rules-based, quantitative process built to evaluate the highest-quality companies in various industries across the globe based on their blockchain-related innovative potential.

Disclosures:
The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter.
Performance data current to the most recent month end may be obtained by visiting www.realityshares.com. The investment return and principal value of an investment will fluctuate, so that shares, when sold or redeemed, may be worth more or less than their original cost.
Investing involves risks, including possible loss of principal. Past performance does not guarantee future results. There is no assurance the stated objective(s) will be met. Not FDIC insured.
The DIVY Fund is actively managed and may fail to achieve its investment objective. There is no guarantee the Fund’s investment strategies will be successful. The Fund’s derivative investments in swaps, futures and forwards are subject to a number of risks, including correlation risk, market risk, counterparty credit risk and liquidity risk, which may negatively impact the Fund’s investment strategies and could cause the Fund to lose money. The Fund does not capture dividend payments or generate dividend income, and is not appropriate for investors seeking dividend income. The Fund uses a dividend isolation strategy whereby investment returns are based primarily on the change in expected dividend values reflected in the prices of the Fund’s portfolio holdings.
For LEAD, DFND and GARD, there is no guarantee or assurance the methodology used to create the respective Benchmark Index will result in the Fund achieving positive returns. The Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund. Each Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets that produce inferior investment returns or provide exposure to greater risk of loss. The investment portfolio for DFND includes securities sold short. The investment portfolio for GARD may include securities sold short. Securities sold short create special risks which may result in increased volatility of returns and counter-party risk. Investments in short sales may also incur dividend and borrowing expenses and may result in the Fund being less tax-efficient.
8 Reality Shares ETF Trust

Management Discussion of Fund Performance
(Unaudited) October 31, 2019 (concluded)
This material must be preceded or accompanied by a prospectus.
DIVY does not capture dividend payments and is not intended for investors seeking dividend income. Companies that have historically paid dividends can stop paying dividends without notice.
Principal risks for BLCN include Authorized Participant Concentration Risk, Blockchain Technology Risk, Depositary Receipt Risk, Emerging Markets Risk, Equity Risk, ETF Trading Risk, Foreign Issuer Exposure Risk, Geographic Concentration Risk, Non-Blockchain Technology Business Line Risk, Index Performance Risk, Index Tracking Error Risk, Sector Risk, Industry Concentration Risk, Market Risk, and Non-Diversification Risk. See prospectus for full description of risks. Contact 855.595.0240 or info@realityshares.com or visit realityshares.com for more information.
Blockchain technology is a new and developing technology protocol developed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased economic returns to any company in which BLCN invests. There can be no assurance that blockchain technology will affect the primary lines of business in the Fund’s portfolio companies to have a positive impact on a company’s financial condition. The principal value of debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Benchmark Index for BLCN was created and is maintained through a collaboration between Reality Shares and Nasdaq, and the Fund is listed on the Nasdaq exchange.
Reality Shares Advisors, LLC is the Investment Advisor. ALPS Distributors, Inc. is the Distributor for the Fund. ALPS Distributors, Inc. is not affiliated with Reality Shares Advisors, LLC, or Nasdaq.
 Reality Shares ETF Trust 9

Shareholder Expense Example (Unaudited)
October 31, 2019
As a shareholder of one or more Funds of the Reality Shares ETF Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The actual and hypothetical expense examples in the table below are based on an investment of  $1,000 invested at the beginning of the six month period and held for the entire period (May 1, 2019 to October 31, 2019).
Actual expenses
The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period Per $1,000” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value October 31, 2019	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000
Reality Shares DIVS ETF
Actual	$1,000.00	$1,000.50	0.85%	$4.29
Hypothetical(1)	$1,000.00	$1,020.92	0.85%	$4.33
Reality Shares DIVCON Leaders Dividend ETF
Actual	$1,000.00	$1,034.60	0.43%	$2.21
Hypothetical(1)	$1,000.00	$1,023.04	0.43%	$2.19
Reality Shares DIVCON Dividend Defender ETF
Actual	$1,000.00	$1,042.90	0.92%	$4.74
Hypothetical(1)	$1,000.00	$1,020.57	0.92%	$4.69
Reality Shares DIVCON Dividend Guard ETF
Actual	$1,000.00	$1,030.90	0.85%	$4.35
Hypothetical(1)	$1,000.00	$1,020.92	0.85%	$4.33
Reality Shares NASDAQ NexGen Economy ETF
Actual	$1,000.00	$1,024.70	0.68%	$3.47
Hypothetical(1)	$1,000.00	$1,021.78	0.68%	$3.47
(1)
5% return before expenses.

*
Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

10 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2019

	Principal/ Shares	Value
Treasury Bills — 98.4%(a)
U.S. Treasury Bill, 11/07/2019(b)	$4,010,000	$4,008,939
U.S. Treasury Bill, 01/09/2020	10,416,000	10,385,505
U.S. Treasury Bill, 02/13/2020	6,260,000	6,232,644
U.S. Treasury Bill, 03/05/2020	6,415,000	6,380,976
U.S. Treasury Bill, 03/12/2020(b)	4,584,000	4,558,326
U.S. Treasury Bill, 03/19/2020	7,543,000	7,499,022
U.S. Treasury Bill, 03/26/2020	5,778,000	5,742,206
U.S. Treasury Bill, 04/09/2020	3,673,000	3,648,248
U.S. Treasury Bill, 04/23/2020	708,000	702,824
U.S. Treasury Bill, 02/06/2020	5,086,000	5,065,135
U.S. Treasury Bill, 01/30/2020	10,079,000	10,040,700
(Cost $64,206,956)		64,264,525
Money Markets — 0.2%
Blackrock Federal FD 30 Instl, 1.72%(b)(c)	103,704	103,704
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.96%(c)	37,325	37,325
(Cost $141,029)		141,029
Total Investments — 98.6%
(Cost $64,347,985)		64,405,554
Other Assets in Excess of Liabilities — 1.4%		935,561
Net Assets — 100.0%		$65,341,115
(a)
The security was issued on a discount basis with no stated coupon rate.

(b)
All or a portion of the security has been pledged to the broker for swap positions.

(c)
Reflects the 7-day yield at October 31, 2019.

Dividend swaps outstanding at October 31, 2019+:
Underlying Index	Counterparties*	Units	Expiration Date	Notional Amount Long (Short)**	Value/Unrealized Appreciation (Depreciation)
S&P 500	BNP Paribas	144,000	12/31/2019	$(7,609,578)	$751,062
S&P 500	JP Morgan	84,500	12/31/2019	(4,185,809)	720,261
S&P 500	Morgan Stanley	35,000	12/31/2019	(1,897,494)	134,606
S&P 500	Societe Generale	24,000	12/31/2019	(1,267,623)	125,817
S&P 500	Bank of America	10,000	12/31/2020	(577,725)	10,574
S&P 500	BNP Paribas	129,600	12/31/2020	(7,220,987)	403,381
S&P 500	JP Morgan	12,000	12/31/2020	(688,546)	17,414
S&P 500	Morgan Stanley	50,000	12/31/2020	(2,764,372)	177,128
S&P 500	Societe Generale	79,000	12/31/2020	(4,258,289)	389,281
S&P 500	Bank of America	20,000	12/31/2021	(1,147,049)	30,151
S&P 500	BNP Paribas	201,500	12/31/2021	(11,940,572)	(80,282)
S&P 500	Morgan Stanley	73,700	12/31/2021	(4,389,788)	(51,806)
S&P 500	Societe Generale	18,750	12/31/2021	(1,057,360)	46,265
S&P 500	Bank of America	30,000	12/31/2022	(1,736,169)	15,831
S&P 500	BNP Paribas	147,400	12/31/2022	(8,910,229)	(302,069)
S&P 500	Morgan Stanley	70,000	12/31/2022	(4,301,718)	(213,717)
S&P 500	Societe Generale	12,000	12/31/2022	(693,506)	7,294
S&P 500	Bank of America	55,000	12/31/2023	(3,139,461)	73,639
S&P 500	BNP Paribas	81,000	12/31/2023	(4,858,705)	(126,685)
Total Unrealized Appreciation/(Depreciation):					$2,128,145
Cash received from the broker for swap positions in the amount of  $480,000.
Cash and securities pledged to the broker for swap positions in the amount of  $2,939,295.
+
See Note 7 in the notes to financial statements for more information regarding dividend swaps.

*
At contract maturity, the Fund pays to/receives from the counterparty the net difference between the expected dividend value and the actual dividend value.

**
Represents gross notional exposure on the fixed leg of the swap contract.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 11

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2019

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Treasury Bills	$—	$64,264,525	$—	$64,264,525
Money Markets	141,029	—	—	141,029
Other Financial Instruments***	—	2,902,704	—	2,902,704
Total Assets	$141,029	$67,167,229	$—	$67,308,258
Liabilities
Other Financial Instruments***	$—	$(774,559)	$—	$(774,559)
Total Liabilities	$—	$(774,559)	$—	$(774,559)
***
Other financial instruments include dividend swaps. Dividend swaps are presented at gross unrealized appreciation (depreciation).

Summary of Schedule of Investments
Industry	% of Net Assets
Treasury Bills	98.4%
Money Markets	0.2
Total Investments	98.6
Other Assets in Excess of Liabilities	1.4
Net Assets	100.0%
The accompanying notes are an integral part of these financial statements.
12 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2019

	Shares	Value
Common Stocks — 99.9%
Aerospace & Defense — 1.5%
Boeing Co. (The)	1,412	$479,953
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	6,349	463,096
Auto Components — 1.3%
Lear Corp.	3,452	406,542
Banks — 6.0%
Comerica, Inc.	5,944	388,857
PNC Financial Services Group, Inc. (The)	3,432	503,475
Regions Financial Corp.	30,364	488,860
SunTrust Banks, Inc.	7,686	525,261
		1,906,453
Biotechnology — 1.3%
AbbVie, Inc.	5,069	403,239
Building Products — 1.6%
Lennox International, Inc.	2,090	516,982
Capital Markets — 11.9%
Cboe Global Markets, Inc.	4,185	481,903
FactSet Research Systems, Inc.	1,962	497,406
MSCI, Inc.	3,031	710,951
Northern Trust Corp.	4,893	487,734
S&P Global, Inc.	2,701	696,831
T Rowe Price Group, Inc.	4,766	551,903
TD Ameritrade Holding Corp.	9,130	350,410
		3,777,138
Chemicals — 3.2%
Celanese Corp.	4,965	601,510
Westlake Chemical Corp.	6,455	407,891
		1,009,401
Commercial Services & Supplies — 3.7%
Cintas Corp.	2,719	730,513
Rollins, Inc.	11,734	447,183
		1,177,696
Electrical Equipment — 1.5%
Rockwell Automation, Inc.	2,700	464,373
Electronic Equipment Instruments & Components — 2.0%
CDW Corp.	5,042	644,922
Entertainment — 1.6%
Walt Disney Co. (The)	3,920	509,286
Food & Staples Retailing — 0.9%
Walgreens Boots Alliance, Inc.	5,435	297,729
Gas Utilities — 1.1%
UGI Corp.	7,373	351,471
Health Care Providers & Services — 1.3%
UnitedHealth Group, Inc.	1,673	422,767

	Shares	Value
Hotels, Restaurants & Leisure — 4.9%
Domino’s Pizza, Inc.	1,754	$476,421
Marriott International, Inc., Class A	3,992	505,188
Starbucks Corp.	6,785	573,740
		1,555,349
Household Products — 1.4%
Church & Dwight Co., Inc.	6,533	456,918
Insurance — 1.7%
Globe Life, Inc.	5,528	538,040
IT Services — 7.3%
Broadridge Financial Solutions, Inc.	4,754	595,296
Jack Henry & Associates, Inc.	3,321	470,121
Mastercard, Inc., Class A	2,341	648,012
Visa, Inc., Class A	3,441	615,457
		2,328,886
Machinery — 5.0%
IDEX Corp.	3,305	514,027
Illinois Tool Works, Inc.	3,474	585,647
Snap-on, Inc.	2,879	468,327
		1,568,001
Metals & Mining — 2.6%
Nucor Corp.	7,547	406,406
Steel Dynamics, Inc.	14,007	425,252
		831,658
Oil, Gas & Consumable Fuels — 3.3%
Marathon Petroleum Corp.	7,061	451,551
Phillips 66	5,130	599,287
		1,050,838
Personal Products — 1.9%
Estee Lauder Cos., Inc. (The), Class A	3,195	595,133
Pharmaceuticals — 2.1%
Zoetis, Inc.	5,087	650,729
Road & Rail — 1.6%
Union Pacific Corp.	2,999	496,215
Semiconductors & Semiconductor Equipment — 10.3%
Analog Devices, Inc.	5,006	533,790
Broadcom, Inc.	2,072	606,785
Lam Research Corp.	3,313	897,956
NVIDIA Corp.	3,147	632,610
Texas Instruments, Inc.	4,976	587,118
		3,258,259
Software — 1.8%
Intuit, Inc.	2,208	568,560
Specialty Retail — 7.3%
Home Depot, Inc. (The)	2,524	592,080
Ross Stores, Inc.	5,977	655,498
TJX Cos., Inc. (The)	10,373	598,003
Tractor Supply Co.	4,954	470,729
		2,316,310

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 13

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2019

	Shares	Value
Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	2,656	$660,706
NetApp, Inc.	6,987	390,434
		1,051,140
Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	5,976	535,151
Trading Companies & Distributors — 3.3%
Fastenal Co.	15,719	564,941
W.W. Grainger, Inc.	1,603	495,070
		1,060,011
Total Common Stocks (Cost $26,834,496)		31,692,246

	Shares	Value
Treasury Bill — 0.1%(a)
U.S. Treasury Bill, 12/26/2019 (Cost $29,922)	30,000	$29,929
Money Markets — 0.0%(b)
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.96%(c) (Cost $7,862)	7,862	7,862
Total Investments — 100.0% (Cost $26,872,280)		31,730,037
Other Assets in Excess of Liabilities — 0.0%(b)		4,883
Net Assets — 100.0%		$31,734,920
(a)
The security was issued on a discount basis with no stated coupon rate.

(b)
Rounds to less than 0.1%.

(c)
Reflects the 7-day yield at October 31, 2019.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$31,692,246	$—	$—	$31,692,246
Treasury Bill	—	29,929	—	29,929
Money Markets	7,862	—	—	7,862
Total Assets	$31,700,108	$29,929	$—	$31,730,037
*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
14 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2019

Summary of Schedule of Investments
Industry	% of Net Assets
Aerospace & Defense	1.5%
Air Freight & Logistics	1.5
Auto Components	1.3
Banks	6.0
Biotechnology	1.3
Building Products	1.6
Capital Markets	11.9
Chemicals	3.2
Commercial Services & Supplies	3.7
Electrical Equipment	1.5
Electronic Equipment Instruments & Components	2.0
Entertainment	1.6
Food & Staples Retailing	0.9
Gas Utilities	1.1
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	4.9
Household Products	1.4
Insurance	1.7
IT Services	7.3
Machinery	5.0
Metals & Mining	2.6
Oil, Gas & Consumable Fuels	3.3
Personal Products	1.9
Pharmaceuticals	2.1
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	10.3
Software	1.8
Specialty Retail	7.3
Technology Hardware, Storage & Peripherals	3.3
Textiles, Apparel & Luxury Goods	1.7
Trading Companies & Distributors	3.3
Treasury Bill	0.1
Money Markets	0.0(a)
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0(a)
Net Assets	100.0%
(a)
Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 15

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2019

	Shares	Value
Common Stocks(a) — 76.5%
Aerospace & Defense — 1.1%
Boeing Co. (The)	204	$69,342
Air Freight & Logistics — 1.1%
Expeditors International of Washington, Inc.	937	68,345
Auto Components — 1.0%
Lear Corp.	513	60,416
Banks — 4.6%
Comerica, Inc.	885	57,897
PNC Financial Services Group, Inc. (The)	508	74,523
Regions Financial Corp.	4,518	72,740
SunTrust Banks, Inc.	1,142	78,044
		283,204
Biotechnology — 1.0%
AbbVie, Inc.	741	58,947
Building Products — 1.3%
Lennox International, Inc.	308	76,187
Capital Markets — 9.1%
Cboe Global Markets, Inc.	621	71,508
FactSet Research Systems, Inc.	288	73,014
MSCI, Inc.	447	104,848
Northern Trust Corp.	723	72,069
S&P Global, Inc.	402	103,712
T Rowe Price Group, Inc.	710	82,218
TD Ameritrade Holding Corp.	1,360	52,197
		559,566
Chemicals — 2.4%
Celanese Corp.	736	89,166
Westlake Chemical Corp.	940	59,399
		148,565
Commercial Services & Supplies — 2.9%
Cintas Corp.	402	108,005
Rollins, Inc.	1,740	66,312
		174,317
Electrical Equipment — 1.1%
Rockwell Automation, Inc.	395	67,936
Electronic Equipment Instruments & Components — 1.6%
CDW Corp.	762	97,467
Entertainment — 1.2%
Walt Disney Co. (The)	578	75,094
Food & Staples Retailing — 0.7%
Walgreens Boots Alliance, Inc.	800	43,824
Gas Utilities — 0.9%
UGI Corp.	1,090	51,960
Health Care Providers & Services — 1.0%
UnitedHealth Group, Inc.	247	62,417

	Shares	Value
Hotels, Restaurants & Leisure — 3.8%
Domino’s Pizza, Inc.	257	$69,807
Marriott International, Inc., Class A	595	75,297
Starbucks Corp.	1,009	85,321
		230,425
Household Products — 1.1%
Church & Dwight Co., Inc.	968	67,702
Insurance — 1.3%
Globe Life, Inc.	816	79,421
IT Services — 5.6%
Broadridge Financial Solutions, Inc.	698	87,404
Jack Henry & Associates, Inc.	491	69,506
Mastercard, Inc., Class A	348	96,330
Visa, Inc., Class A	511	91,397
		344,637
Machinery — 3.8%
IDEX Corp.	489	76,054
Illinois Tool Works, Inc.	513	86,482
Snap-on, Inc.	427	69,460
		231,996
Metals & Mining — 2.0%
Nucor Corp.	1,119	60,258
Steel Dynamics, Inc.	2,093	63,544
		123,802
Oil, Gas & Consumable Fuels — 2.5%
Marathon Petroleum Corp.	1,048	67,019
Phillips 66	757	88,433
		155,452
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	472	87,919
Pharmaceuticals — 1.6%
Zoetis, Inc.	757	96,835
Road & Rail — 1.2%
Union Pacific Corp.	441	72,968
Semiconductors & Semiconductor Equipment — 7.8%
Analog Devices, Inc.	737	78,586
Broadcom, Inc.	299	87,562
Lam Research Corp.	490	132,810
NVIDIA Corp.	469	94,278
Texas Instruments, Inc.	737	86,959
		480,195
Software — 1.4%
Intuit, Inc.	328	84,460
Specialty Retail — 5.6%
Home Depot, Inc. (The)	374	87,733
Ross Stores, Inc.	881	96,619
TJX Cos., Inc. (The)	1,528	88,089
Tractor Supply Co.	730	69,365
		341,806

The accompanying notes are an integral part of these financial statements.
16 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2019

	Shares	Value
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	392	$97,514
NetApp, Inc.	1,021	57,053
		154,567
Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B	888	79,520
Trading Companies & Distributors — 2.6%
Fastenal Co.	2,332	83,812
W.W. Grainger, Inc.	236	72,886
		156,698
Total Common Stocks (Cost $4,013,602)		4,685,990
Treasury Bills — 20.8%(b)
U.S. Treasury Bill, 12/26/2019	740,000	738,268
U.S. Treasury Bill, 02/06/2020	173,000	172,290
U.S. Treasury Bill, 04/09/2020	363,000	360,554
(Cost $1,270,594)		1,271,112
Money Markets — 0.1%
Blackrock Federal FD 30 Instl, 1.72%(a)(c)	214	214
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.96%(c)	8,535	8,535
(Cost $8,749)		8,749
Total Investments Before Securities Sold Short (Cost $5,292,945)		5,965,851
Securities Sold Short
Common Stocks — (19.8)%
Aerospace & Defense — (2.0)%
Arconic, Inc.	(4,454)	(122,351)
Airlines — (1.2)%
American Airlines Group, Inc.	(2,340)	(70,340)
Chemicals — (0.8)%
Mosaic Co. (The)	(2,353)	(46,778)
Diversified Telecommunication — (0.9)%
CenturyLink, Inc.	(4,025)	(52,084)

	Shares	Value
Electric Utilities — (2.8)%
Avangrid, Inc.	(1,348)	$(67,467)
FirstEnergy Corp.	(2,165)	(104,613)
		(172,080)
Energy Equipment & Services — (1.0)%
National Oilwell Varco, Inc.	(2,808)	(63,517)
Entertainment — (0.9)%
Viacom, Inc., Class B	(2,404)	(51,830)
Independent Power and Renewable Electricity Producers — (1.2)%
NRG Energy, Inc.	(1,869)	(74,984)
Industrial Conglomerates — (1.9)%
General Electric Co.	(11,542)	(115,189)
Metals & Mining — (1.0)%
Freeport-McMoRan, Inc.	(6,419)	(63,035)
Oil, Gas & Consumable Fuels — (4.7)%
Hess Corp.	(1,663)	(109,342)
Marathon Oil Corp.	(4,848)	(55,898)
Noble Energy, Inc.	(2,953)	(56,875)
Williams Cos., Inc. (The)	(2,987)	(66,640)
		(288,755)
Software — (1.4)%
Symantec Corp.	(3,865)	(88,431)
Total Securities Sold Short [Proceeds $(1,279,191)]		(1,209,374)
Total Investments — 77.6% (Cost $4,013,754)		4,756,477
Other Assets in Excess of Liabilities — 22.4%		1,369,878
Net Assets — 100.0%		$6,126,355
(a)
Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2019 was $5,455,455 which includes cash in the amount of  $1,369,464.

(b)
The security was issued on a discount basis with no stated coupon rate.

(c)
Reflects the 7-day yield at October 31, 2019.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$4,685,990	$—	$—	$4,685,990
Treasury Bills	—	1,271,112	—	1,271,112
Money Markets	8,749	—	—	8,749
Total Assets	$4,694,739	$1,271,112	$—	$5,965,851
Liabilities
Common Stocks*	$(1,209,374)	$—	$—	$(1,209,374)
Total Liabilities	$(1,209,374)	$—	$—	$(1,209,374)
*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 17

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2019

Summary of Schedule of Investments
Industry	% of Net Assets
Aerospace & Defense	(0.9)%
Air Freight & Logistics	1.1
Airlines	(1.2)
Auto Components	1.0
Banks	4.6
Biotechnology	1.0
Building Products	1.3
Capital Markets	9.1
Chemicals	1.6
Commercial Services & Supplies	2.9
Diversified Telecommunication	(0.9)
Electric Utilities	(2.8)
Electrical Equipment	1.1
Electronic Equipment Instruments & Components	1.6
Energy Equipment & Services	(1.0)
Entertainment	0.3
Food & Staples Retailing	0.7
Gas Utilities	0.9
Health Care Providers & Services	1.0
Hotels, Restaurants & Leisure	3.8
Household Products	1.1
Independent Power and Renewable Electricity Producers	(1.2)
Industrial Conglomerates	(1.9)
Insurance	1.3
IT Services	5.6
Machinery	3.8
Metals & Mining	1.0
Oil, Gas & Consumable Fuels	(2.2)
Personal Products	1.4
Pharmaceuticals	1.6
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	7.8
Software	0.0(a)
Specialty Retail	5.6
Technology Hardware, Storage & Peripherals	2.5
Textiles, Apparel & Luxury Goods	1.3
Trading Companies & Distributors	2.6
Treasury Bills	20.8
Money Markets	0.1
Total Investments	77.6
Other Assets in Excess of Liabilities	22.4
Net Assets	100.0%
(a)
Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
18 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2019

	Shares	Value
Common Stocks — 99.9%
Aerospace & Defense — 1.4%
Boeing Co. (The)	586	$199,187
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	2,790	203,503
Auto Components — 1.2%
Lear Corp.	1,411	166,173
Banks — 6.5%
Comerica, Inc.	2,787	182,326
PNC Financial Services Group, Inc. (The)	1,615	236,920
Regions Financial Corp.	14,875	239,488
SunTrust Banks, Inc.	3,445	235,431
		894,165
Biotechnology — 1.6%
AbbVie, Inc.	2,817	224,092
Building Products — 1.5%
Lennox International, Inc.	827	204,567
Capital Markets — 11.6%
Cboe Global Markets, Inc.	2,151	247,688
FactSet Research Systems, Inc.	834	211,436
MSCI, Inc.	1,011	237,140
Northern Trust Corp.	2,346	233,849
S&P Global, Inc.	1,044	269,342
T Rowe Price Group, Inc.	2,079	240,748
TD Ameritrade Holding Corp.	4,203	161,311
		1,601,514
Chemicals — 3.2%
Celanese Corp.	2,161	261,805
Westlake Chemical Corp.	2,938	185,652
		447,457
Commercial Services & Supplies — 3.6%
Cintas Corp.	1,100	295,537
Rollins, Inc.	5,146	196,114
		491,651
Electrical Equipment — 1.4%
Rockwell Automation, Inc.	1,149	197,617
Electronic Equipment Instruments & Components — 2.0%
CDW Corp.	2,190	280,123
Entertainment — 1.6%
Walt Disney Co. (The)	1,658	215,407
Food & Staples Retailing — 1.6%
Walgreens Boots Alliance, Inc.	4,053	222,023
Gas Utilities — 1.4%
UGI Corp.	4,111	195,971

	Shares	Value
Health Care Providers & Services — 1.8%
UnitedHealth Group, Inc.	981	$247,899
Hotels, Restaurants & Leisure — 5.0%
Domino’s Pizza, Inc.	850	230,877
Marriott International, Inc., Class A	1,626	205,770
Starbucks Corp.	2,939	248,522
		685,169
Household Products — 1.5%
Church & Dwight Co., Inc.	2,958	206,883
Insurance — 1.8%
Globe Life, Inc.	2,531	246,342
IT Services — 7.2%
Broadridge Financial Solutions, Inc.	2,059	257,828
Jack Henry & Associates, Inc.	1,535	217,295
Mastercard, Inc., Class A	940	260,201
Visa, Inc., Class A	1,467	262,388
		997,712
Machinery — 4.9%
IDEX Corp.	1,430	222,408
Illinois Tool Works, Inc.	1,430	241,070
Snap-on, Inc.	1,284	208,868
		672,346
Metals & Mining — 3.0%
Nucor Corp.	3,801	204,684
Steel Dynamics, Inc.	6,972	211,670
		416,354
Oil, Gas & Consumable Fuels — 3.7%
Marathon Petroleum Corp.	3,534	225,999
Phillips 66	2,375	277,448
		503,447
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	1,285	239,357
Pharmaceuticals — 2.1%
Zoetis, Inc.	2,235	285,901
Road & Rail — 1.5%
Union Pacific Corp.	1,231	203,681
Semiconductors & Semiconductor Equipment — 8.8%
Analog Devices, Inc.	1,896	202,170
Broadcom, Inc.	749	219,345
Lam Research Corp.	1,163	315,220
NVIDIA Corp.	1,224	246,048
Texas Instruments, Inc.	1,997	235,626
		1,218,409
Software — 1.6%
Intuit, Inc.	848	218,360

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 19

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2019

	Shares	Value
Specialty Retail — 7.0%
Home Depot, Inc. (The)	1,061	$248,889
Ross Stores, Inc.	2,395	262,660
TJX Cos., Inc. (The)	4,306	248,241
Tractor Supply Co.	2,163	205,528
		965,318
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	1,092	271,646
NetApp, Inc.	2,925	163,449
		435,095
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	2,493	223,248
Trading Companies & Distributors — 3.4%
Fastenal Co.	6,189	222,433
W.W. Grainger, Inc.	792	244,601
		467,034
	Shares	Value
Total Common Stocks (Cost $12,703,428)		$13,776,005
Treasury Bill — 0.0%(a)(b)
U.S. Treasury Bill, 12/26/2019 (Cost $4,987)	5,000	4,988
Money Markets — 0.1%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.96%(c) (Cost $10,001)	10,001	10,001
Total Investments — 100.0% (Cost $12,718,416)		13,790,994
Other Assets in Excess of Liabilities — 0.0%(b)		2,281
Net Assets — 100.0%		$13,793,275
(a)
The security was issued on a discount basis with no stated coupon rate.

(b)
Rounds to less than 0.1%.

(c)
Reflects the 7-day yield at October 31, 2019.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$13,776,005	$—	$—	$13,776,005
Treasury Bill	—	4,988	—	4,988
Money Markets	10,001	—	—	10,001
Total Assets	$13,786,006	$4,988	$—	$13,790,994
*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
20 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2019

Summary of Schedule of Investments
Industry	% of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	1.5
Auto Components	1.2
Banks	6.5
Biotechnology	1.6
Building Products	1.5
Capital Markets	11.6
Chemicals	3.2
Commercial Services & Supplies	3.6
Electrical Equipment	1.4
Electronic Equipment Instruments & Components	2.0
Entertainment	1.6
Food & Staples Retailing	1.6
Gas Utilities	1.4
Health Care Providers & Services	1.8
Hotels, Restaurants & Leisure	5.0
Household Products	1.5
Insurance	1.8
IT Services	7.2
Machinery	4.9
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	3.7
Personal Products	1.7
Pharmaceuticals	2.1
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	8.8
Software	1.6
Specialty Retail	7.0
Technology Hardware, Storage & Peripherals	3.2
Textiles, Apparel & Luxury Goods	1.6
Trading Companies & Distributors	3.4
Treasury Bill	0.0(a)
Money Markets	0.1
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0(a)
Net Assets	100.0%
(a)
Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 21

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2019

	Shares	Value
Common Stocks — 98.4%
Automobiles — 1.7%
Daimler AG	19,797	$1,157,555
Banks — 11.0%
Banco Santander SA	201,310	797,188
Bank of America Corp.	27,397	856,704
Barclays PLC	132,071	1,139,773
BOC Hong Kong Holdings Ltd.	232,070	799,455
Citigroup, Inc.	12,753	916,431
ING Groep NV	76,083	862,020
JPMorgan Chase & Co.	9,422	1,176,996
Mizuho Financial Group, Inc.	523,708	817,741
		7,366,308
Capital Markets — 11.0%
ASX Ltd.	15,955	904,878
CME Group, Inc.	4,188	861,681
Deutsche Boerse AG	5,861	908,570
Goldman Sachs Group, Inc. (The)	4,345	927,136
Intercontinental Exchange, Inc.	8,145	768,236
Nasdaq, Inc.	10,687	1,066,242
SBI Holdings, Inc.	50,827	1,114,287
TMX Group Ltd.	9,324	816,378
		7,367,408
Communications Equipment — 1.6%
Cisco Systems, Inc.	23,199	1,102,185
Consumer Finance — 1.4%
American Express Co.	8,077	947,271
Diversified Financial Services — 1.2%
Plus500 Ltd.	77,865	806,058
Diversified Telecommunication — 1.3%
Swisscom AG	1,688	862,176
Electronic Equipment, Instruments & Components — 1.5%
Hitachi Ltd.	27,117	1,020,666
Entertainment — 1.3%
NetEase, Inc.	3,065	876,161
Food & Staples Retailing — 1.2%
Walmart, Inc.	6,931	812,729
Industrial Conglomerates — 2.6%
Fosun International Ltd.	618,736	811,540
Siemens AG	8,197	945,409
		1,756,949
Insurance — 3.7%
Ping An Insurance Group Co. of China Ltd., Class H	89,062	1,031,218
ZhongAn Online P&C Insurance Co. Ltd., Class H*,(a)	434,540	1,452,588
		2,483,806
	Shares	Value
Interactive Media & Services — 7.8%
Alphabet, Inc., Class A*	791	$995,711
Baidu, Inc.*	11,018	1,122,183
Facebook, Inc., Class A*	5,606	1,074,390
LINE Corp.*	29,890	1,097,860
Tencent Holdings Ltd.	23,597	965,834
		5,255,978
Internet & Direct Marketing Retail — 7.1%
Alibaba Group Holding Ltd.*	6,057	1,070,090
Amazon.com, Inc.*	544	966,503
JD.com, Inc.*	36,680	1,142,582
Overstock.com, Inc.*	73,138	770,143
Rakuten, Inc.	87,314	838,369
		4,787,687
IT Services — 20.1%
Accenture PLC, Class A	6,261	1,160,915
Atos SE	11,076	857,819
Broadridge Financial Solutions, Inc.	7,329	917,737
Digital Garage, Inc.	36,134	1,196,612
Fujitsu Ltd.	14,131	1,257,614
GMO internet, Inc.	69,618	1,183,644
Infosys Ltd.	75,316	722,280
International Business Machines Corp.	8,935	1,194,878
Mastercard, Inc., Class A	3,750	1,038,038
NTT Data Corp.	70,872	938,798
PayPal Holdings, Inc.*	9,342	972,502
Square, Inc., Class A*	19,470	1,196,042
Visa, Inc., Class A	4,997	893,763
		13,530,642
Professional Services — 1.3%
Thomson Reuters Corp.	13,470	905,992
Semiconductors & Semiconductor Equipment — 10.9%
Advanced Micro Devices, Inc.*	35,315	1,198,238
Intel Corp.	22,687	1,282,496
Micron Technology, Inc.*	17,391	826,942
NVIDIA Corp.	6,147	1,235,670
Taiwan Semiconductor Manufacturing Co. Ltd.	22,174	1,144,844
Texas Instruments, Inc.	6,749	796,314
Xilinx, Inc.	9,499	861,939
		7,346,443
Software — 6.9%
DocuSign, Inc.*	13,649	903,427
Microsoft Corp.	8,563	1,227,677
Oracle Corp.	20,675	1,126,581
SAP SE	10,369	1,374,722
		4,632,407

The accompanying notes are an integral part of these financial statements.
22 Reality Shares ETF Trust

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2019

	Shares	Value
Technology Hardware, Storage & Peripherals — 4.8%
Hewlett Packard Enterprise Co.	67,561	$1,108,676
Samsung Electronics Co. Ltd.	1,046	1,117,128
Xiaomi Corp., Class B*,(a)	862,172	979,028
		3,204,832
Total Common Stocks (Cost $72,052,206)		66,223,253
Treasury Bill — 1.2%(b)
U.S. Treasury Bill, 12/26/2019 (Cost $817,930)	820,000	818,080

	Shares	Value
Money Markets — 0.1%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.96%(c) (Cost $61,159)	61,159	$61,159
Total Investments — 99.7% (Cost $72,931,295)		67,102,492
Other Assets in Excess of Liabilities — 0.3%		174,565
Net Assets — 100.0%		$67,277,057
*
Non-income producing securities.

(a)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2019, the net value of these securities amounted to $2,431,616, which represents 3.6% of net assets.

(b)
The security was issued on a discount basis with no stated coupon rate.

(c)
Reflects the 7-day yield at October 31, 2019.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$66,223,253	$—	$—	$66,223,253
Treasury Bill	—	818,080	—	818,080
Money Markets	61,159	—	—	61,159
Total Assets	$66,284,412	$818,080	$—	$67,102,492
*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 23

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2019

Summary of Schedule of Investments
Industry	% of Net Assets
Automobiles	1.7%
Banks	11.0
Capital Markets	11.0
Communications Equipment	1.6
Consumer Finance	1.4
Diversified Financial Services	1.2
Diversified Telecommunication	1.3
Electronic Equipment, Instruments & Components	1.5
Entertainment	1.3
Food & Staples Retailing	1.2
Industrial Conglomerates	2.6
Insurance	3.7
Interactive Media & Services	7.8
Internet & Direct Marketing Retail	7.1
IT Services	20.1
Professional Services	1.3
Semiconductors & Semiconductor Equipment	10.9
Software	6.9
Technology Hardware, Storage & Peripherals	4.8
Treasury Bill	1.2
Money Markets	0.1
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

Country / Region	% of Net Assets
United States	47.6%
China	15.2
Japan	14.1
Germany	6.5
Canada	2.5
Taiwan	1.7
United Kingdom	1.7
South Korea	1.7
Australia	1.3
Switzerland	1.3
Netherlands	1.3
France	1.3
Israel	1.2
Spain	1.2
India	1.1
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.
24 Reality Shares ETF Trust

Statements of Assets and Liabilities
October 31, 2019
	Reality Shares DIVS ETF	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Assets:
Investments, at value	$64,405,554(1)	$31,730,037	$5,965,851	$13,790,994
Cash	—	—	—	6
Cash held at broker for securities sold short	—	—	1,369,464	—
Receivables
Dividend receivable	387	28,701	4,782	12,018
Securities sold receivable	—	1,802,181	—	—
Unrealized appreciation on swaps (Note 7)	2,902,704	—	—	—
Total Assets	67,308,645	33,560,919	7,340,097	13,803,018
Liabilities:
Securities sold short, at value	—	—	1,209,374	—
Payables
Capital stock payable	665,565	1,813,424	—	—
Interest payable	371	—	—	—
Advisory fees (Note 4)	47,035	12,575	4,368	9,743
Unrealized depreciation on swaps (Note 7)	774,559	—	—	—
Due to broker for swaps	480,000	—	—	—
Total Liabilities	1,967,530	1,825,999	1,213,742	9,743
Net Assets	$65,341,115	$31,734,920	$6,126,355	$13,793,275
Net Assets Consist of:
Paid-in capital	$60,951,200	$29,021,812	$5,700,334	$14,305,605
Total distributable earnings (loss)	4,389,915	2,713,108	426,021	(512,330)
Net Assets	$65,341,115	$31,734,920	$6,126,355	$13,793,275
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,454,348	875,000	200,000	550,000
Net asset value (offering price and redemption price) per share	$26.62	$36.27	$30.63	$25.08
Investments, at cost	$64,347,985	$26,872,280	$5,292,945	$12,718,416
Securities sold short, proceeds	$—	$—	$1,279,191	$—
(1)
Includes cash pledged to broker as collateral for swap.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 25

Statements of Assets and Liabilities
October 31, 2019
Reality Shares NASDAQ NexGen Economy ETF
Assets:
Investments, at value	$67,102,492
Receivables
Dividend receivable	101,920
Reclaims receivable	110,927
Total Assets	67,315,339
Liabilities:
Due to custodian	83
Payables
Advisory fees (Note 4)	38,199
Total Liabilities	38,282
Net Assets	$67,277,057
Net Assets Consist of:
Paid-in capital	$77,460,109
Total distributable earnings (loss)	(10,183,052)
Net Assets	$67,277,057
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,800,001
Net asset value (offering price and redemption price) per share	$24.03
Investments, at cost	$72,931,295
Due to Custodian, at cost	$81
The accompanying notes are an integral part of these financial statements.
26 Reality Shares ETF Trust

Statements of Operations
Year Ended October 31, 2019
	Reality Shares DIVS ETF	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Investment Income:
Dividend income	$3,921	$729,135	$75,459	$200,824
Interest income	1,525,155	1,770	26,099	71,141
Rebate income	—	—	20,680	56,667
Total Income	1,529,076	730,905	122,238	328,632
Expenses:
Advisory fees (Note 4)	587,819	163,150	44,529	113,793
Dividends on securities sold short	—	—	30,868	97,317
Total Expenses	587,819	163,150	75,397	211,110
Net Investment income	941,257	567,755	46,841	117,522
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(480)	(2,195,172)	(182,102)	(305,752)
Securities sold short	—	—	65,656	(459,786)
Swaps	1,417,234	—	—	—
In-kind redemptions	—	1,833,045	19,086	75,437
Net realized gain (loss)	1,416,754	(362,127)	(97,360)	(690,101)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	81,321	5,307,926	708,137	1,347,966
Securities sold short	—	—	(44,710)	22,327
Swaps	(1,425,242)	—	—	—
Net change in unrealized appreciation (depreciation)	(1,343,921)	5,307,926	663,427	1,370,293
Net realized and unrealized gain on investments, swaps and securities sold short	72,833	4,945,799	566,067	680,192
Increase in net assets resulting from operations	$1,014,090	$5,513,554	$612,908	$797,714
The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 27

Statements of Operations
Year Ended October 31, 2019
Reality Shares NASDAQ NexGen Economy ETF
Investment Income:
Dividend income	$1,478,703
Non-cash dividend	242,634
Interest income	12,477
Foreign withholding tax	(125,796)
Total Income	1,608,018
Expenses:
Advisory fees (Note 4)	500,071
Total Expenses	500,071
Net Investment income	1,107,947
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(841,927)
In-kind redemptions	(870,476)
Foreign currency transactions	(3,709)
Net realized loss	(1,716,112)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,330,350
Foreign currency translations	(4)
Net change in unrealized appreciation	10,330,346
Net realized and unrealized gain on investments, foreign currency transactions and foreign translations	8,614,234
Increase in net assets resulting from operations	$9,722,181
The accompanying notes are an integral part of these financial statements.
28 Reality Shares ETF Trust

Statements of Changes in Net Assets
	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$941,257	$526,662	$567,755	$507,667
Net realized gain (loss)	1,416,754	433,366	(362,127)	3,694,328
Net change in unrealized appreciation (depreciation)	(1,343,921)	586,067	5,307,926	(2,292,492)
Net increase in net assets resulting from operations	1,014,090	1,546,095	5,513,554	1,909,503
Distributions to Shareholders:	(1,089,637)	(486,125)	(568,034)	(503,239)
Shareholder Transactions:
Proceeds from shares sold	3,217,859	30,160,125	—	51,752,967
Cost of shares redeemed	(11,841,877)	(10,695,212)	(18,467,609)	(37,131,640)
Net increase (decrease) in net assets resulting from shareholder transactions	(8,624,018)	19,464,913	(18,467,609)	14,621,327
Increase (Decrease) in net assets	(8,699,565)	20,524,883	(13,522,089)	16,027,591
Net Assets:
Beginning of year	74,040,680	53,515,797	45,257,009	29,229,418
End of year	$65,341,115	$74,040,680	$31,734,920	$45,257,009
Changes in Shares Outstanding:
Shares outstanding, beginning of year	2,779,348	2,054,348	1,425,000	975,000
Shares sold	125,000	1,125,000	—	1,625,000
Shares redeemed	(450,000)	(400,000)	(550,000)	(1,175,000)
Shares outstanding, end of year	2,454,348	2,779,348	875,000	1,425,000
The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 29

Statements of Changes in Net Assets
	Reality Shares DIVCON Dividend Defender ETF		Reality Shares DIVCON Dividend Guard ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$46,841	$23,609	$117,522	$21,256
Net realized gain (loss)	(97,360)	420,911	(690,101)	(110,047)
Net change in unrealized appreciation (depreciation)	663,427	(208,026)	1,370,293	(473,309)
Net increase (decrease) in net assets resulting from operations	612,908	236,494	797,714	(562,100)
Distributions to Shareholders:	(46,093)	(15,899)	(115,430)	(16,462)
Shareholder Transactions:
Proceeds from shares sold	741,249	6,108,302	2,349,512	13,910,197
Cost of shares redeemed	(690,616)	(4,732,035)	(600,306)	(4,305,396)
Net increase in net assets resulting from shareholder transactions	50,633	1,376,267	1,749,206	9,604,801
Increase in net assets	617,448	1,596,862	2,431,490	9,026,239
Net Assets:
Beginning of year	5,508,907	3,912,045	11,361,785	2,335,546
End of year	$6,126,355	$5,508,907	$13,793,275	$11,361,785
Changes in Shares Outstanding:
Shares outstanding, beginning of year	200,000	150,000	475,000	100,000
Shares sold	25,000	225,000	100,000	550,000
Shares redeemed	(25,000)	(175,000)	(25,000)	(175,000)
Shares outstanding, end of year	200,000	200,000	550,000	475,000
The accompanying notes are an integral part of these financial statements.
30 Reality Shares ETF Trust

Statements of Changes in Net Assets
	Reality Shares NASDAQ NexGen Economy ETF
	Year Ended October 31, 2019	For the Period January 17, 2018* to October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,107,947	$998,855
Net realized gain (loss)	(1,716,112)	1,210,048
Net change in unrealized appreciation (depreciation)	10,330,346	(16,161,440)
Net increase (decrease) in net assets resulting from operations	9,722,181	(13,952,537)
Distributions to Shareholders:	(1,149,910)	(802,580)
Shareholder Transactions:
Proceeds from shares sold	—	157,904,493
Cost of shares redeemed	(27,642,715)	(56,801,875)
Net increase (decrease) in net assets resulting from shareholder transactions	(27,642,715)	101,102,618
Increase (Decrease) in net assets	(19,070,444)	86,347,501
Net Assets:
Beginning of year/period	86,347,501	—
End of year/period	$67,277,057	$86,347,501
Changes in Shares Outstanding:
Shares outstanding, beginning of year/period	4,075,001	—
Shares sold	—	6,525,001
Shares redeemed	(1,275,000)	(2,450,000)
Shares outstanding, end of year/period	2,800,001	4,075,001
*
Commencement of operations.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 31

Financial Highlights
Reality Shares DIVS ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period December 18, 2014(1) to October 31, 2015
Per Share Operational Performance:
Net asset value, beginning of year/period	$26.64	$26.05	$24.17	$23.96	$23.00
Investment operations:
Net investment income (loss)(2)	0.36	0.20	(0.02)	(0.12)	(0.17)
Net realized and unrealized gain	0.02	0.61	1.90	0.79	1.13
Total from investment operations	0.38	0.81	1.88	0.67	0.96
Distributions to Shareholders from:
Net investment income	(0.24)	—	—	—	—
Realized gains	(0.16)	(0.22)	—	(0.46)	—
Total distributions	(0.40)	(0.22)	—	(0.46)	—
Net asset value, end of year/period	$26.62	$26.64	$26.05	$24.17	$23.96
Total Return at Net Asset Value	1.53%	3.12%	7.77%	2.88%	4.17%(3)
Net assets, end of year/period (000’s)	$65,341	$74,041	$53,516	$32,132	$30,053
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.85%	0.85%	0.85%	0.85%	0.85%(4)
Net investment income (loss)	1.36%	0.75%	(0.09)%	(0.51)%	(0.82)%(4)
Portfolio turnover rate(5)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	1,475.00%(3)
(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Not annualized.

(4)
Annualized.

(5)
Portfolio turnover rate excludes securities received or delivered in-kind.

(6)
The Fund did not purchase or hold any long-term securities in the current year. Dividend Swaps are not included in the calculation of the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
32 Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 6, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$31.76	$29.98	$24.36	$24.06
Investment operations:
Net investment income(2)	0.50	0.39	0.33	0.24
Net realized and unrealized gain	4.51	1.77	5.57	0.33
Total from investment operations	5.01	2.16	5.90	0.57
Distributions to Shareholders from:
Net investment income	(0.50)	(0.36)	(0.28)	(0.27)
Realized gains	(0.00)(3)	(0.02)	—	—
Total distributions	(0.50)	(0.38)	(0.28)	(0.27)
Net asset value, end of year/period	$36.27	$31.76	$29.98	$24.36
Total Return at Net Asset Value	15.95%	7.19%	24.29%	2.38%(4)
Net assets, end of year/period (000’s)	$31,735	$45,257	$29,229	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%	0.43%	0.43%	0.43%(5)
Net investment income	1.50%	1.18%	1.18%	1.19%(5)
Portfolio turnover rate(6)	65.52%(7)	0.26%	3.35%	3.38%(4)
(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Less than 0.001.

(4)
Not annualized.

(5)
Annualized.

(6)
Portfolio turnover rate excludes securities received or delivered in-kind.

(7)
During the year, the fund underwent a portfolio re-balancing. As a result, investment transactions were increased during period, which caused a higher than normal turnover rate.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 33

Financial Highlights
Reality Shares DIVCON Dividend Defender ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$27.54	$26.08	$22.44	$23.55
Investment operations:
Net investment income (loss)(2)	0.26	0.12	0.03	(0.04)
Net realized and unrealized gain (loss)	3.09	1.41	3.61	(1.07)
Total from investment operations	3.35	1.53	3.64	(1.11)
Distributions to Shareholders from:
Net investment income	(0.26)	(0.07)	—	—
Net asset value, end of year/period	$30.63	$27.54	$26.08	$22.44
Total Return at Net Asset Value	12.22%	5.89%	16.23%	(4.72)%(3)
Net assets, end of year/period (000’s)	$6,126	$5,509	$3,912	$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.44%(4)	1.21%(5)	1.38%(6)	1.54%(7)(8)
Net investment income (loss)	0.89%	0.42%	0.11%	(0.19)%(7)
Portfolio turnover rate(9)	57.30%(10)	36.94%	69.11%	4.18%(3)
(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Not annualized.

(4)
Includes expenses and rebates associated with short sale transactions of  (0.39)% and dividend expense of 0.59%.

(5)
Includes expenses and rebates associated with short sale transactions of  (0.30)% and dividend expense of 0.66%.

(6)
Includes dividend expense on short sales of 0.53%.

(7)
Annualized.

(8)
Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.

(9)
Portfolio turnover rate excludes securities received or delivered in-kind.

(10)
During the year, the fund underwent a portfolio re-balancing. As a result, investment transactions were increased during period, which caused a higher than normal turnover rate.

The accompanying notes are an integral part of these financial statements.
34 Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Dividend Guard ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$23.92	$23.36	$20.23	$23.71
Investment operations:
Net investment income(2)	0.21	0.09	0.01	(0.00)(3)
Net realized and unrealized gain (loss)	1.16	0.62(4)	3.12	(3.47)
Total from investment operations	1.37	0.71	3.13	(3.47)
Distributions to Shareholders from:
Net investment income	(0.21)	(0.15)	—	(0.01)
Net asset value, end of year/period	$25.08	$23.92	$23.36	$20.23
Total Return at Net Asset Value	5.76%	3.03%	15.47%	(14.66)%(5)
Net assets, end of year/period (000’s)	$13,793	$11,362	$2,336	$2,528
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.58%(6)	1.29%(7)	1.41%(8)	1.43%(9)(10)
Net investment income (loss)	0.88%	0.38%	0.06%	(0.01)%(9)
Portfolio turnover rate(11)	64.70%	309.32%	267.04%	64.92%(5)
(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Amount represents less than $0.005.

(4)
The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and purchases of the Fund’s shares.

(5)
Not annualized.

(6)
Includes expenses and rebates associated with short sale transactions of  (0.42)% and dividend expense of 0.73%.

(7)
Includes expenses and rebates associated with short sale transactions of  (0.27)% and dividend expense of 0.71%.

(8)
Includes dividend expense on short sales of 0.56%.

(9)
Annualized.

(10)
Includes expenses associated with short sale transactions of 0.07% and dividend expense of 0.51%.

(11)
Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 35

Financial Highlights
Reality Shares NASDAQ NextGen Economy ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2019	For the Period January 17, 2018(1) to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$21.19	$24.00
Investment operations:
Net investment income(2)	0.34	0.21
Net realized and unrealized gain (loss)	2.86	(2.86)
Total from investment operations	3.20	(2.65)
Distributions to Shareholders from:
Net investment income	(0.36)	(0.16)
Net asset value, end of year/period	$24.03	$21.19
Total Return at Net Asset Value	15.24%	(11.09)%(3)
Net assets, end of year/period (000’s)	$67,277	$86,348
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.68%	0.68%(4)
Net investment income	1.51%	1.14%(4)
Portfolio turnover rate(5)	20.72%	31.18%(3)
(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Not annualized.

(4)
Annualized.

(5)
Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.
36 Reality Shares ETF Trust

Notes to Financial Statements
October 31, 2019
1. ORGANIZATION
The Reality Shares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on March 26, 2013 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). At the fiscal year ended October 31, 2019, the Trust offered 5 investment funds (each a “Fund”, and collectively the “Funds”), with all Funds except Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF being classified at fiscal year-end as non-diversified under the 1940 Act. Please see each Fund’s prospectus for investment objective information.
Fund	Commencement of Operations Date
Reality Shares DIVS ETF	December 18, 2014
Reality Shares DIVCON Leaders Dividend ETF	January 6, 2016
Reality Shares DIVCON Dividend Defender ETF	January 14, 2016
Reality Shares DIVCON Dividend Guard ETF	January 14, 2016
Reality Shares NASDAQ NexGen Economy ETF	January 17, 2018
The shares of Reality Shares DIVS ETF is listed and traded on the New York Stock Exchange (“NYSE”) Arca, Inc. and other secondary markets. The shares of Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are listed and traded on the Cboe BZX Exchange and other secondary markets. The shares of Reality Shares NASDAQ NexGen Economy ETF is listed and traded on the NASDAQ Stock Market and other secondary markets. The market price of each Fund may be below, at, or above their net asset value (“NAV”). The Funds are considered Investment Companies under U.S. generally accepted accounting principals (“U.S. GAAP”) and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
2. SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in conformity with U.S. GAAP, which require management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting year. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in its preparation of its financial statements:
Investment Transactions and Investment Income:   Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums over the lives of the respective securities, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Foreign Taxes:   The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.
Credit and Counter Party Exposure:   The Reality Shares DIVS ETF has investments in swap contracts which are detailed in the Fund’s Schedule of Investments. Such swap contracts disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a swap contract may cause it to default on its obligations. The Fund’s credit and counterparty exposure with respect to these swap contracts is generally represented by their value recorded in the Fund’s Statements of Assets and Liabilities. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities
 Reality Shares ETF 37

Notes to Financial Statements
October 31, 2019 (continued)
transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.
Distributions:   Distributions to shareholders from investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Cash held at broker for securities sold short:   Due from broker represents deposits with a broker or the custodian used as collateral pledged to a broker for short sales or swap contracts. As of the fiscal year-end October 31, 2019, Reality Shares DIVCON Dividend Defender ETF had amounts due from one broker.
Due to broker:   Due to broker represents collateral received from a broker for swap contracts. As of the fiscal year-end October 31, 2019, Reality Shares DIVS ETF has amounts due to one broker.
Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statements of Operations. For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rates.
Short Sales:   A Fund may sell securities it does not own as a hedge against long positions and/or in anticipation of a decline in the market value of a security. If a Fund makes a short sale, it borrows the security sold short and delivers it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow a particular security and may be obligated to remit any interest or dividends received on such borrowed security. Dividends declared on short positions open, if any, are recorded on the ex-date as an expense. The Funds may also receive rebate income from the broker resulting from the investment of proceeds from securities sold short. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. A Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. During the year ended October 31, 2019, the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF engaged in short sale activity.
A Fund is required to pledge cash and/or securities to a broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with a broker as collateral for securities sold short is recorded as the asset “Cash held at broker for securities sold short” on the Statements of Assets and Liabilities, if any, and securities segregated as collateral (if any) are denoted in the Schedules of Investments. A Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security and is shown on the Statements of Operations, if any. Deposits with brokers and segregated cash
38 Reality Shares ETF

Notes to Financial Statements
October 31, 2019 (continued)
for securities sold short represent cash balances on deposit with the Funds’ prime broker and custodian. Each Fund is subject to credit risk should the prime broker or custodian be unable to meet its obligations to the Funds.
Swaps:   Changes in the underlying value of the swap contracts are recorded as unrealized appreciation or depreciation on swaps (see Note 7).
3. SECURITIES VALUATION
Investment Valuation:   The NAV per share is computed as of the scheduled close of regular trading on the NYSE, ordinarily 4:00 p.m. eastern time, on each day during which the NYSE is open for trading. For purposes of calculating NAV, portfolio investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, or a major market-maker (or dealer) or (iii) based on amortized cost, which typically approximates fair value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation (long positions) or ask (short positions) quotation.
Investments in Money Markets are valued at their closing NAV per share each business day.
Non-exchange-traded swaps are normally valued on the basis of quotations supplied by major market-makers or swap dealers, or derived from quotations or an equivalent indication of value supplied for similar representative securities or instruments traded on an exchange. Such non-exchange-traded swaps follow defined valuation procedures as approved by the Board of Trustees and amended from time to time.
Under supervision of the Board of Trustees, Reality Shares Advisors, LLC (the “Advisor”) formed a Fair Value Pricing Committee (the “Committee”) to perform certain functions as they relate to the administration and oversight of the Trust’s valuation procedures. Under these procedures, the Committee convenes on a periodic and ad-hoc basis to review pricing of such securities and instruments, and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Trust’s investments will be fair valued in accordance with its pricing policy and procedures. Securities that are valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”
When fair-value pricing is employed, the prices of securities used by the Funds to calculate NAV may differ from quoted or published prices for the same securities.
Fair Valuation Measurement:   The Financial Accounting Standards Board established a framework for measuring fair value in accordance with GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data.
 Reality Shares ETF 39

Notes to Financial Statements
October 31, 2019 (continued)
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2019 is disclosed at the end of each Fund’s Schedule of Investments.
4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Advisory Fee:   Under an Advisory Agreement and subject to the supervision of the Board of Trustees, the Advisor is responsible for managing the investment activities of the Trust and the Trust’s business affairs and other administrative matters. For its services, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund at the following annual rates:
Fund	Advisory Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%
Reality Shares NASDAQ NexGen Economy ETF	0.68%
Such fees are accrued daily and paid monthly. The advisory fee is a unitary fee, whereby the Advisor has agreed to pay substantially all expenses of the Funds excluding (i) brokerage expenses and other fees, or expenses incurred in connection with the execution of portfolio securities transactions or in connection with creation and redemption transactions (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) acquired fund fees and expenses; (v) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vii) dividends and expenses associated with securities sold short, subject to any expense limitation agreements; and (viii) borrowing costs.
Expenses Associated with Securities Sold Short:   The Trust and the Advisor have entered into a written expense limitation agreement (the “Agreement”) pursuant to which the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF until at least February 28, 2021 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s aggregate interest expenses on securities sold short are below the Expense Limitation. The Agreement may be terminated: (i) by the Board of Trustees, for any reason and at any time; (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021; and (iii) by either the party, if the Advisory Agreement is terminated for any reason, effective upon the effective date of the termination of the Advisory Agreement. As of October 31, 2019 there were no fees waived and no outstanding waivers of expenses on securities sold short.
40 Reality Shares ETF

Notes to Financial Statements
October 31, 2019 (continued)
Distribution and Service Fees:   ALPS Distributors, Inc. (the “Distributor”) serves as the Trust’s Distributor. The Distributor will not distribute shares in less than Creation Units, as defined in Note 5, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.
No distribution fees are currently paid by the Trust and there are no current plans to impose a fee.
Administrator, Custodian, Accounting Agent and Transfer Agent Services:   The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Trust’s Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Transfer Agency and Services Agreement, and Custody Agreement respectively. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Chief Compliance Officer:   ALPS Fund Services, Inc., which is a related entity to the Distributor, serves as the funds CCO pursuant to a CCO agreement and receives a fee for those services paid by the Advisor.
Certain Officers of the Funds are also officers of the Advisor and ALPS Fund Services, Inc.
5. CREATION AND REDEMPTION TRANSACTIONS
Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). Because non-exchange traded swaps and securities sold short (there are other certain restricted securities that cannot be transacted in-kind where a broker is restricted in the security) are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of each Fund. A Fund will not accept (or offer) swaps or securities sold short in the creation or redemption of its shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.
A fixed transaction fee of  $500, for standard settlement, is imposed for each Fund for each creation or redemption transaction. The fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units, as applicable. In addition to the fixed transaction fee, the Funds may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.
Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an “Authorized Participant Agreement” with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.
6. PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the fiscal year ended October 31, 2019 were as follows:
Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	24,913,656	24,888,388
Reality Shares DIVCON Dividend Defender ETF	2,087,215	2,058,675
Reality Shares DIVCON Dividend Guard ETF	10,059,763	3,875,199
Reality Shares NASDAQ NexGen Economy ETF	15,170,842	15,895,940
 Reality Shares ETF 41

Notes to Financial Statements
October 31, 2019 (continued)
For the fiscal year ended October 31, 2019, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:
Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	—	18,349,683
Reality Shares DIVCON Dividend Defender ETF	563,668	513,392
Reality Shares DIVCON Dividend Guard ETF	1,203,984	582,031
Reality Shares NASDAQ NexGen Economy ETF	—	27,384,642
7. DERIVATIVE INSTRUMENTS
Swaps:   A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each swap counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for some swaps. Therefore, some swaps are subject to credit risk or the risk of default or non-performance by the counterparty. During the fiscal year ended October 31, 2019, only the Reality Shares DIVS ETF (“DIVY Fund”) engaged in swap transactions. The swap contracts are marked to market daily.
When the DIVY Fund has an unrealized loss on a swap agreement, the DIVY Fund has instructed the Custodian to pledge cash or liquid securities as collateral with an approximate value of the amount equal to the unrealized loss. Collateral pledges are monitored daily and subsequently adjusted at predetermined levels if and when the swap valuations fluctuate.
When the DIVY Fund has an unrealized gain on a swap contract, no collateral is required from the DIVY Fund to the swap counterparty. In this instance, the DIVY Fund may seek to mitigate counterparty risk by generally requiring the swap counterparty to post collateral for the benefit of the DIVY Fund, marked to market daily, in an amount approximately equal to the unrealized gain on the swap, subject to certain minimum thresholds.
Pursuant to documentation governing the DIVY Fund’s swap transactions between the DIVY Fund and its counterparties, the counterparties have the right to terminate the swaps early in the event that the net assets of the DIVY Fund decline below specific levels set forth in the swap agreement. In the event of early termination, the counterparty may require the DIVY Fund to pay or receive a settlement amount not greater than the current outstanding net unrealized (depreciation)/appreciation in connection with the terminated swap transaction. As of October 31, 2019, the DIVY Fund has not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination.
Dividend Swaps:   The DIVY Fund may enter into dividend swaps in order to gain exposure to changes in the expected dividend value of the large cap securities of the S&P 500 Index. Dividend swaps are over-the-counter derivative contracts that allow investors exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At maturity of the contract, the buyer pays/receives to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the life of a dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change based on actual dividends paid and expectations for dividends not yet paid, until final settlement of the contract where expected dividend value and actual dividend value converge.
42 Reality Shares ETF

Notes to Financial Statements
October 31, 2019 (continued)
The notional amounts and the unrealized appreciation (depreciation) of the dividend swaps appearing in the Schedule of Investments for the DIVY Fund is representative of the average volume of derivative exposure for the fiscal year ended October 31, 2019.
FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is applicable to all entities that issue or hold derivative instruments. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives and distinguishes between instruments used to manage risk and those used for other purposes.
The effect of derivative instruments on the DIVY Fund’s Statements of Assets and Liabilities at October 31, 2019:
	Equity Contracts	Total
Asset Derivatives:
Reality Shares DIVS ETF
Unrealized Appreciation on Swaps	$2,902,704	$2,902,704
Liability Derivatives:
Reality Shares DIVS ETF
Unrealized Depreciation on Swaps	(774,559)	(774,559)
Total	$2,128,145	$2,128,145
The effect of derivatives instruments on the DIVY Fund’s Statements of Operations for the year ended October 31, 2019:
	Equity Contracts	Total
Reality Shares DIVS ETF
Net Realized Gain (Loss) on:
Swaps	$1,417,234	$1,417,234
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	(1,425,242)	(1,425,242)
In order to better define its contractual rights and to secure rights that will help the DIVY Fund mitigate its counterparty risk, the DIVY Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the DIVY Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the DIVY Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment.
Collateral requirements generally differ by type of derivative instrument. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the DIVY Fund and the counterparty. Generally, the amount of collateral due from or due to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the DIVY Fund from its swap counterparties are not fully collateralized, contractually or otherwise, the DIVY Fund bears the risk of loss from counterparty non-performance.
For financial reporting purposes, the DIVY Fund does not offset assets and liabilities subject to a master netting arrangement or similar agreements in the Statements of Assets and Liabilities. Therefore all qualified transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2019, the DIVY Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amount on the Statements of Assets and Liabilities to the net amounts, including collateral exposure, is included in the following table by counterparty:
 Reality Shares ETF 43

Notes to Financial Statements
October 31, 2019 (continued)
Assets:
Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Appreciation
on Swaps	BNP Paribas	$1,154,443	$(509,036)	$—	$—	$645,407
Unrealized Appreciation
on Swaps	JP Morgan	737,675	—	—	(480,000)	257,675
Unrealized Appreciation
on Swaps	Morgan Stanley	311,734	(265,523)	—	—	46,211
Unrealized Appreciation
on Swaps	Bank of America	130,195	—	—	—	130,195
Unrealized Appreciation
on Swaps	Societe Generale	568,657	—	—	—	568,657
Total		$2,902,704	$(774,559)	$—	$(480,000)	$1,648,145
Liabilities:
Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Depreciation
on Swaps	BNP Paribas	$509,036	$(509,036)	$—	$—	$—
Unrealized Depreciation
on Swaps	Morgan Stanley	265,523	(265,523)	—	—	—
Total		$774,559	$(774,559)	$—	$—	$—
*
These amounts are limited to the derivative asset/liability and accordingly, do not exceed collateral pledged

8. PRINCIPAL RISKS
In the normal course of business, the Funds trade financial securities and instruments and enter into financial transactions where risk of potential loss exists owing to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Some principal risk factors affecting your investments in the Funds are set forth below:
Counterparty Risk:   Counterparty risk is assumed in transactions involving over-the-counter derivative instruments and short sales. The Funds deploying these investment strategies may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Advisor seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty exposure by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges, where possible. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Foreign Exchange Rate Risk:   (for the Reality Shares NASDAQ NexGen Economy ETF) Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar
44 Reality Shares ETF

Notes to Financial Statements
October 31, 2019 (continued)
value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Foreign Issuer Exposure Risk:   (for the Reality Shares NASDAQ NexGen Economy ETF) The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and GDRs, that are indirectly linked to the performance of foreign issuers. The Funds exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Market Risk:   Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Funds’ portfolio holdings are influenced by many factors. There can be no guarantees these strategies will be successful. As a result, the performance of each Fund could vary from its stated objective.
Non-Diversification Risk:   All Funds except Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are non-diversified, which means that they may invest in fewer instruments or issuers than a diversified fund. As a result, the Funds may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.
Short Sales Risk:   (for the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF when deployed) A short sale involves the sale of a security that the Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause a Fund to incur expenses related to dividends and borrowing securities. There can be no guarantee that a stock included in the short portfolio of the requisite benchmark index will be available on the open market for a Fund to sell short. Under these circumstances, a Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the short portfolio were available. However, such strategy may not provide successful, and a Fund could experience a loss or its performance could deviate from the performance of its benchmark index.
Swap Risk:   The DIVY Fund engages in swap transactions and is therefore subject to swap risk. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the swap and the instruments underlying them; (ii) lack of liquidity in transacting the swap contract; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that the DIVY Fund may not be able to enter into a new swap contract at a favorable price after a swap contract to which it is currently a party expires or is terminated. Specifically dividend swaps are subject to a risk that the movement in swap prices may not be correlated to the actual dividends paid by the companies in the index underlying them.
Each Fund’s prospectus and SAI contains additional information about the principal risks of investing in each Fund.
9. FEDERAL INCOME TAX
Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in each Fund on the applicable record date, at least annually. Net realized capital gains, if any, will be distributed by each Fund at least annually. The amount of dividends distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.
Management evaluates each Fund’s tax position to determine if the tax position taken meets the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming
 Reality Shares ETF 45

Notes to Financial Statements
October 31, 2019 (continued)
examination by taxing authorities. Management has analyzed each Fund’s tax position taken on federal, state and local income tax returns for all open tax years (since inception), and has concluded that no provisions for federal, state and local income tax are required in any of the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
At October 31, 2019, the cost of investments and net unrealized appreciation (depreciation) including shorts, currency and swaps for federal income tax cost purposes were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Net Unrealized Appreciation (Depreciation) on Swaps, Currency and Securities Sold Short
Reality Shares DIVS ETF	$64,347,985	$57,569	$—	$57,569	$2,128,146
Reality Shares DIVCON Leaders Dividend ETF	26,872,301	5,794,299	(936,563)	4,857,736	—
Reality Shares DIVCON Dividend Defender ETF	5,292,948	930,716	(257,813)	672,903	68,239
Reality Shares DIVCON Dividend Guard ETF	12,748,823	1,536,084	(493,913)	1,042,171	—
Reality Shares NASDAQ NexGen Economy ETF	73,010,386	5,683,726	(11,591,620)	(5,907,894)	(2,291)
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.
Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Reality Shares DIVS ETF	$787,519	$1,416,681	$—	$2,185,715	$4,389,915
Reality Shares DIVCON Leaders Dividend ETF	50,544	—	(2,195,172)	4,857,736	2,713,108
Reality Shares DIVCON Dividend Defender ETF	8,458	—	(323,579)	741,142	426,021
Reality Shares DIVCON Dividend Guard ETF	31,312	—	(1,585,813)	1,042,171	(512,330)
Reality Shares NASDAQ NexGen Economy ETF	130,962	—	(4,403,829)	(5,910,185)	(10,183,052)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily owing to the tax treatment of realized gains and losses on in-kind/currency transactions.
At October 31, 2019, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:
Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	(1,833,045)	1,833,045
Reality Shares DIVCON Dividend Defender ETF	(19,086)	19,086
Reality Shares DIVCON Dividend Guard ETF	(63,736)	63,736
Reality Shares NASDAQ NexGen Economy ETF	932,551	(932,551)
The tax character of distributions paid during the years ended October 2019 and October 2018 were as follows:
	2019			2018
Fund	Ordinary Income	Long-Term Capital Gains	Return Of Capital	Ordinary Income	Long-Term Capital Gains	Return Of Capital
Reality Shares DIVS ETF	$656,217	$433,420	$—	$—	$486,125	$—
Reality Shares DIVCON Leaders Dividend ETF	568,034	—	—	503,239	—	—
Reality Shares DIVCON Dividend Defender ETF	46,093	—	—	15,899	—	—
Reality Shares DIVCON Dividend Guard ETF	115,430	—	—	16,462	—	—
Reality Shares NASDAQ NexGen Economy ETF	1,149,910	—	—	802,580	—	—
46 Reality Shares ETF

Notes to Financial Statements
October 31, 2019 (continued)
At October 31, 2019, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains:
Fund	Non-Expiring Short Term Losses	Non-Expiring Long Term Losses	Total
Reality Shares DIVS ETF	$—	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	483,488	1,711,684	2,195,172
Reality Shares DIVCON Dividend Defender ETF	170,706	152,873	323,579
Reality Shares DIVCON Dividend Guard ETF	1,555,457	30,356	1,585,813
Reality Shares NASDAQ NexGen Economy ETF	3,319,636	1,084,193	4,403,829
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has adopted this provision and the adoption of this ASU did not have a material impact on the financial statements.
On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of October 31, 2019, had no effect on the Funds’ net assets or results of operations.
11. Advisor Obligations
Under the Investment Advisory Agreement for the Funds, (i) the Advisor is responsible for paying substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and (ii) the Funds bear the cost, if any, of interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, dividend expense, borrowing costs, and interest expense relating to securities sold short (subject to any expense limitation agreements), extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
If the Advisor is unable to pay the Funds' expenses pursuant to this arrangement, the Board may determine it is in the best interests of the Funds' shareholders to terminate the advisory agreement with the Advisor and contract with a new investment adviser, or liquidate the Funds. In either event, the Funds' shareholders would be provided advance notice of such occurrence. Currently, the Advisor has informed the Board of its intent to enter into a transaction for the sale of all or a portion of its business. In the event of such a transaction, shareholders will be provided advance notice of the transaction and may be asked to approve new advisory agreements for the Funds. As in the past, the Advisor’s parent company will seek to raise capital from its investors to continue to fund the Advisor’s operations until such time as the Advisor enters into and completes any such transaction.
12. SUBSEQUENT EVENTS
On December 26, 2019, (the Ex-Date), the Funds declared regularly scheduled distributions to shareholders to be paid on December 31, 2019.
Fund	Ordinary Income	Per share	Long-term capital gains	Per share
Reality Shares DIVS ETF	$887,996	$0.37	$1,416,687	$0.60
Reality Shares Divcon Leaders Dividend ETF	135,405	0.16	—	—
Reality Shares Divcon Dividend Defender ETF	14,654	0.07	—	—
Reality Shares Divcon Dividend Guard ETF	59,309	0.11	—	—
Reality Shares Nasdaq NexGen Economy ETF	192,700	0.08	—	—
 Reality Shares ETF 47

Notes to Financial Statements
October 31, 2019 (concluded)
On December 12, 2019, the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Reality Shares DIVCON Dividend Guard ETF (the “Acquired Fund”) with and into the Reality Shares DIVCON Dividend Defender ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).
The Reorganization is expected to be a tax-free transaction. Reality Shares Advisors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization.
The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, a Combined Information Statement and Prospectus that contains more information about the Reorganization and the Surviving Fund will be mailed to Acquired Fund shareholders. It is expected that the Reorganization will occur on or about February 17, 2020.
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Based on this evaluation, there were no additional subsequent events to report that would have a material impact on the Funds’ financial statements.
48 Reality Shares ETF

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Reality Shares ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, and Reality Shares NASDAQ NexGen Economy ETF (the “Funds”), each a series of Reality Shares ETF Trust, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the four years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
The Reality Shares DIVS ETF’s financial highlights for the period ended October 31, 2015 were audited by other auditors whose report dated December 11, 2015, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
As discussed in Note 11, the Funds’ Advisor is obligated to compensate all of the Funds’ service providers pursuant to the Investment Advisory Agreement (the “Agreement”). In the event the Advisor is unable to meet its obligations with respect to the Agreement, the Board may seek alternative options for the Funds which are uncertain. Our opinion is not modified with respect to this matter.
We have served as the Funds’ auditor since 2016.
COHEN & COMPANY, LTD.
Cleveland, Ohio
December 27, 2019
 Reality Shares ETF Trust 49

Board of Trustees and Officers (Unaudited)
The business of the Trust is managed by the Board of Trustees. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his/her successor is duly elected or appointed and qualified.
The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the public directorships held by the Trustees.
Interested Trustees
Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	7	None
Independent Trustees
Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	7	Municipal Securities Rulemaking Board
Robert J. Buscher (Born: 1958)	Trustee (since 2018)	Chief Financial Officer of Pacific Ridge School (2012 – present)	7	None
(1)
Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.

(2)
Each Trustee shall serve until death, resignation or removal.

(3)
The term “Fund Complex” refers to the Trust.

(4)
Mr. Rosen may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser and/or its affiliates.

Trust Officers
Name, Address(5) and Age	Position with Trust and Length of Term(6)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – present)
(5)
The business address of Mr. Ervin is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

(6)
Each Officer shall serve until death, resignation or removal.

The Funds Statements of Additional Information (“SAI”) has additional information about the Trust’s Board of Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.
50 Reality Shares ETF Trust

Supplemental Information (Unaudited)
Proxy Voting Policies, Procedures and Record
A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record as applicable for the most recent twelve-month period ended October 31, 2019 is available, without charge upon request, by calling (855) 595-0240. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q.Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.
Premium/Discount Information
Information about the differences between the daily market price on the secondary market for the shares of each Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.realityshares.com.
Federal Tax Status of Dividends during the Tax Year
For the fiscal year ended October 31, 2019, the Fund’s report, in accordance with Section 854 of the Internal Revenue Code, the following percentages of ordinary income distributions paid as qualified dividend income (QDI) and eligible for corporate dividends received deduction (DRD):
Fund	QDI	DRD
Reality Shares DIVS ETF	0.00%	0.00%
Reality Shares Divcon Leaders Dividend ETF	100.00%	100.00%
Reality Shares Divcon Dividend Defender ETF	100.00%	100.00%
Reality Shares Divcon Dividend Guard ETF	78.53%	94.81%
Reality Shares Nasdaq NexGen Economy ETF	100.00%	46.45%
The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:
Fund	Gross Foreign Income	Foreign Taxes Paid
Reality Shares DIVS ETF	$—	$—
Reality Shares Divcon Leaders Dividend ETF	—	—
Reality Shares Divcon Dividend Defender ETF	—	—
Reality Shares Divcon Dividend Guard ETF	—	—
Reality Shares Nasdaq NexGen Economy ETF	1,719,375	125,464
In January 2020, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2019.
 Reality Shares ETF Trust 51

Investment Advisor
Reality Shares Advisors, LLC
402 W Broadway, Suite 2800
San Diego, CA 92101
Custodian/Fund Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Cohen & Company Ltd.
1350 Euclid Avenue., Suite 800
Cleveland, OH 44115
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been several amendments and/or edits during the period covered by this report to provisions of the code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The full code of ethics is attached hereto as Exhibit (a)(1).

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Robert Buscher is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,000 for 2018 and $67,500 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $21,500 for 2018 and $23,000 for 2019.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

REALITY SHARES ETF TRUST

Audit and Non-Audit Services Pre-Approval Policy

A.	Policy

The Audit Committee will pre-approve any engagement of the independent auditors, including fees and compensation to be paid to the independent auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

B.	Prohibited and Conditionally Prohibited Non-Audit Services

The independent auditors may not provide (except as described below) any of the following services to the Trust and the Trust’s investment advisor.

1. Conditionally Prohibited Non-Audit Services

The following services may be provided if the Trust and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Trusts financial statements:

- Bookkeeping

- Financial information systems design and implementation

- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

- Actuarial services

- Internal audit outsourcing services

2. Prohibited Non-Audit Services

- Management functions or human resources

- Broker or dealer, investment adviser or investment banking services

- Legal services and expert services unrelated to the audit

- Any other service that the Public Company Accounting Oversight Board determined by regulation, is prohibited.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $21,500 for 2018 and $23,000 for 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Robert Buscher and Nathaniel Singer.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Reality Shares ETF Trust

By (Signature and Title)* /s/ Eric R. Ervin

Eric R. Ervin, President and Treasurer

(principal executive officer)

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric R. Ervin

Eric R. Ervin, President and Treasurer

(principal executive officer)

Date: January 9, 2020

By (Signature and Title)* /s/ Eric R. Ervin

Eric R. Ervin, President and Treasurer

(principal financial officer)

Date: January 9, 2020

* Print the name and title of each signing officer under his or her signature.